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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    --------

                                    FORM 8-K

                                    --------

                                 CURRENT REPORT
                             Pursuant to Section 13
                           or 15(d) of the Securities
                              Exchange Act of 1934

         Date of Report (Date of earliest event reported): March 31, 2003

                               MARGO CARIBE, INC.
             (Exact name of registrant as specified in this charter)

         PUERTO RICO                                              0-15336
(State or other jurisdiction of                            (Commission File No.)
       incorporation)

                                   66-0550881
                       (IRS Employer Identification No.)

    ROAD 690, KILOMETER 5.8 VEGA ALTA, PUERTO RICO                      00692
      (Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code:   (787) 883-2570

          (Former Name or Former Address, if changed since last report)

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORM, FINANCIAL INFORMATION AND EXHIBITS

            (c)   Exhibits

                   99.1  Certification  of  Principal   Executive  Officer dated
                         March 26, 2003.

                   99.2 Certification of Principal Financial Officer dated March 26, 2003.


ITEM 9. REGULATION FD DISCLOSURE


     On March 31, 2003, the Principal Executive Officer, Michael J. Spector, and the Principal Financial Officer, Alfonso Ortega, of Margo Caribe, Inc., a Puerto Rico corporation, submitted to the SEC certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

     Copies of the certifications are attached as Exhibits 99.1 and 99.2, respectively, to this report.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         MARGO CARIBE, INC.

                                         By: /s/ Alfonso Ortega
                                            ------------------------------------
                                                 Alfonso Ortega
                                                 Vice President and
                                                 Chief Financial Officer

Date: April 1, 2003

                                  EXHIBIT 99.1



                                  CERTIFICATION

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a)and(b) of Section 1350, Chapter 63 Title 18, United States Code)

Pursuant to Section 906 of the  Sarbanes-Oxley  Act of 2002 (subsections (a) and
(b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of Margo Caribe, Inc., a Puerto Rico corporation (the "Company"), does hereby certify, to such officers' knowledge, that:

The Annual Report on Form 10-K for the year ended December 31, 2002 (the "Form 10-K") of the Company fully complies with the requirements of section 13(a)or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.






Dated : March 26, 2003                           By: /s/ Michael J. Spector
        --------------                               ----------------------
                                                     Chief Executive Officer


The foregoing certification is being furnished solely pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code) and is not being filed as part of the Form 10-K or as a separate disclosure statement.

                                  EXHIBIT 99.2


                                  CERTIFICATION


     Pursuant  to Section  906 of the  Sarbanes-Oxley  Act of 2002  (Subsections
(a)and(b) of Section 1350, Chapter 63 Title 18, United States Code)

     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of Margo Caribe, Inc., a Puerto Rico corporation (the "Company"), does hereby certify, to such officers' knowledge, that:

     The Annual Report on Form 10-K for the year ended December 31, 2002 (the "Form 10-K") of the Company fully complies with the requirements of section 13(a)or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.






Dated:  March 26, 2003                             By: /s/ Alfonso Ortega
        --------------                                 -----------------------
                                                       Chief Financial Officer


The foregoing certification is being furnished solely pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code) and is not being filed as part of the Form 10-K or as a separate disclosure statement.